UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7900 Westpark Drive, Suite A-315, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

7925 Jones Branch Drive, McLean, VA 22102
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On June 26, 2007, LCC International, Inc. (the "Company") issued a press release (the "Press Release") announcing that it has been granted an extension for continued listing on the NASDAQ Stock Market in a letter dated June 25, 2007 from the NASDAQ Listing Qualifications Panel (the "Panel"). The Company’s continued listing is subject to the Company filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by August 14, 2007, and filing its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 by September 24, 2007.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference to this Item 8.01

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated June 26, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

June 26, 2007	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: General Counsel and Senior Vice President, New Ventures

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, Dated June 26, 2007